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                                                                 Exhibit 10.25
                                                                 -------------
                         BAIN CAPITAL PARTNERS V, L.P.
                          TWO COPLEY PLACE, 7TH FLOOR
                          BOSTON, MASSACHUSETTS  02116


                                    April 18, 1997


Physicians Quality Care, Inc.
950 Winter Street, Suite 2410
Waltham, Massachusetts  02154

     Re:  Amendment No. 1 to Management Agreement (the "Amendment")
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Ladies and Gentlemen:

     Bain Capital Partners V, L.P. ("Bain") and Physicians Quality Care, Inc. (the "Company") hereby agree as follows:

     1.  REFERENCE TO MANAGEMENT AGREEMENT.  Reference is made to the Management
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Agreement (the "Agreement") dated August 30, 1996 between Bain and the Company.
Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings so defined.

     2.  AMENDMENTS TO AGREEMENT.  The Company and Bain agree that, effective as
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of the date hereof, Section 2(a) of the Agreement is amended and restated in its entirety as follows:

          "a. during the Term, pay to Bain (or an affiliate of Bain designated by it) a management fee of $750,000 per annum in exchange for the services provided to the Company by Bain, as more fully described in Section 1 of this Agreement, such fee being payable by the Company quarterly in advance, the first such payment to be made at the closing of the first Equity Investment; provided, however, that with the consent of Bain, the Company may accrue $250,000 of such management fee per annum until the earlier of (i) five business days following notification by Bain to the Company to make such payment, or (ii) 30 days prior to an initial public offering of the Company's capital stock; and"

     3.  MISCELLANEOUS.  Except to the extent specifically amended hereby, the
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provisions of the Agreement shall remain unmodified and the Agreement as amended hereby is hereby confirmed as being in full force and effect. This Amendment may be executed in counterparts which together shall constitute one instrument and shall be deemed by a contract
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made under and laws of The Commonwealth of Massachusetts and shall be construed under and governed by the laws of such Commonwealth and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.


THE COMPANY:                  PHYSICIANS QUALITY CARE, INC.



                              By:  s/s Jerilyn P. Asher
                                   -------------------------------------
                                   Title:


BAIN:                         BAIN CAPITAL PARTNERS V, L.P.

                              By:  Bain Capital Investors V, Inc.,
                                   Its general partner


                              By:   /s/ Stephen G. Pagliuca
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                                    Title:

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